UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     September 24, 2003

(Date of earliest event reported)

Insurance Management Solutions Group, Inc.

(Exact name of Registrant as specified in its charter)

Florida	000-25273	59-3422536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 94th Avenue North St. Petersburg, Florida	33702
(Address of principal executive offices)	(Zip Code)

(727) 803-2040

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

Insurance Management Solutions Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the consummation, effective September 24, 2003, of the merger of Fiserv Merger Sub, Inc. (“Fiserv Merger Sub”) with and into the Company, with the Company as the surviving corporation (the “Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with Fiserv, Inc., a Wisconsin corporation (“Fiserv”), Fiserv Solutions, Inc., a Wisconsin corporation and a wholly-owned subsidiary of Fiserv (“Fiserv Solutions”), and Fiserv Merger Sub, a Florida corporation and a wholly-owned subsidiary of Fiserv Solutions. The Merger Agreement and the Merger were approved by the shareholders of the Company at a Special Meeting of Shareholders held on September 23, 2003.

A copy of the press release, dated September 24, 2003, announcing the consummation of the Merger is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7. 99

Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

            Not applicable.

(b)    Pro forma financial information.

            Not applicable.

(c)     Exhibits.

Press Release, dated September 24, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

By:	/s/ David M. Howard
David M. Howard Chairman of the Board, President, Chief Executive Officer and Secretary

Date: September 24, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated September 24, 2003.

E-1